SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 5, 1998
(Date of earliest event reported)

Commission File No. 333-51375

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of November 1, 1998, relating to the Empire Funding Home Loan Owner Trust 1998-3, Home Loan Asset Backed Notes, Series 1998-3)

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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             (Exact name of registrant as specified in its charter)

        Delaware                                    06-1204982
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                  10019
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(Address of principal executive offices)            (Zip Code)

                                 (212) 713-2000
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              (Registrant's Telephone Number, including area code)


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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

ITEM 5. Other Events

     On  November 5, 1998,  Empire  Funding  Home Loan Owner  Trust  1998-3 (the
"Owner Trust") issued the Home Loan Asset Backed Notes, Series 1998-3 (the "Notes"), having an aggregate original principal balance of $283,580,654. The Notes were issued pursuant to an Indenture, dated as of November 1, 1998 (the "Indenture") between Empire Funding Home Loan Owner Trust 1998-3 (the "Owner Trust") and U.S. Bank National Association ("U.S. Bank," in such capacity, the "Indenture Trustee"), a copy of which is filed as an exhibit hereto. The Owner Trust was formed by PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation (the "Registrant"), pursuant to an Owner Trust Agreement, dated as of November 1, 1998 (the "Owner Trust Agreement") among the Registrant, Empire Funding Corp. (the "Transferor") and Wilmington Trust Company (the "Owner Trustee"), a copy of which is filed as an exhibit hereto. The Notes are secured by the assets of the Owner Trust, consisting of a grantor trust certificate (the "Grantor Trust Certificate") evidencing 100% of the beneficial ownership interests in Empire Funding Grantor Trust 1998-3 (the "Grantor Trust"). The Grantor Trust was established pursuant to a Grantor Trust Agreement, dated as of November 1, 1998 (the "Grantor Trust Agreement"), among the Registrant, U.S. Bank, as grantor trustee (in such capacity, the "Grantor Trustee") and the Transferor, a copy of which is filed as an exhibit hereto. The assets of the Grantor Trust consist primarily of a pool (the "Pool") of closed-end, fixed-rate home loans (the "Loans"), substantially all of which are secured primarily by junior-lien mortgages, deeds of trust or other similar security instruments or unsecured. The Grantor Trust Certificate was sold by the Registrant to the Owner Trust pursuant to a Sale and Servicing Agreement, dated as of November 1, 1998 (the "Sale and Servicing Agreement"), among the Owner Trust, as issuer, the Registrant, U.S. Bank, as indenture trustee (in such capacity, the "Indenture Trustee"), Empire Funding Corp., as servicer and transferor and the Grantor Trustee, a copy of which is filed as an exhibit hereto.

     In addition, the Owner Trust and U.S. Bank, as administrator of the Owner Trust have entered into an Administration Agreement, dated as of November 1, 1998 (the "Administration Agreement"), a copy of which is filed as an exhibit hereto.

     Interest on the Notes will be paid on each Payment Date (as defined in the Sale and Servicing Agreement). Monthly payments in reduction of the principal balance of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Sale and Servicing Agreement.

ITEM 7. Financial Statements and Exhibits

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                       Description
-----------                       -----------

         (EX-4.1) Indenture, dated as of November 1, 1998, between Empire Funding Home Loan Owner Trust 1998-3 and U.S. Bank National Association.

         (EX-4.2) Sale and Servicing Agreement, dated as of November 1, 1998, among PaineWebber Mortgage Acceptance Corporation IV, Empire Funding Home Loan Owner Trust 1998-3, Empire Funding Corp. and U.S. Bank National Association.

         (EX-99.1)                Administration Agreement, dated as of November
                                  1, 1998,  among Empire Funding Home Loan Owner
                                  Trust 1998-3,  Empire  Funding Corp.  and U.S.
                                  Bank National Association.

         (EX-99.2)                Owner Trust Agreement, dated as of November 1,
                                  1998, among  PaineWebber  Mortgage  Acceptance
                                  Corporation    IV,   Empire   Funding   Corp.,
                                  Wilmington   Trust   Company  and  U.S.   Bank
                                  National Association.

         (EX-99.3)                Grantor Trust Agreement,  dated as of November
                                  1, 1998, among PaineWebber Mortgage Acceptance
                                  Corporation  IV, Empire Funding Corp. and U.S.
                                  Bank National Association.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PAINEWEBBER MORTGAGE
                                        ACCEPTANCE CORPORATION IV

December 10, 1998

                                        By: /s/ Barbara J. Dawson
                                            ---------------------------------
                                            Name:  Barbara J. Dawson
                                            Title: Senior Vice President

                                INDEX TO EXHIBITS

                                                                   Paper (P) or
Exhibit No.       Description                                      Electronic(E)
-----------       -----------                                      -------------

(EX-4.1)          Indenture,  dated as of  November 1, 1998,             E
                  between  Empire  Funding  Home Loan  Owner
                  Trust  1998-3  and  U.S.   Bank   National
                  Association.

(EX-4.2)          Sale and Servicing Agreement,  dated as of             E
                  November   1,  1998,   among   PaineWebber
                  Mortgage Acceptance Corporation IV, Empire
                  Funding  Home  Loan  Owner  Trust  1998-3,
                  Empire   Funding   Corp.   and  U.S.  Bank
                  National Association.

(EX-99.1)         Administration  Agreement,   dated  as  of             E
                  November  1, 1998,  among  Empire  Funding
                  Home  Loan  Owner  Trust  1998-3,   Empire
                  Funding  Corp.   and  U.S.  Bank  National
                  Association.

(EX-99.2)         Owner   Trust   Agreement,   dated  as  of             E
                  November   1,  1998,   among   PaineWebber
                  Mortgage Acceptance Corporation IV, Empire
                  Funding Corp., Wilmington Trust Company and U.S. Bank National Association.

(EX-99.3)         Grantor  Trust  Agreement,   dated  as  of             E
                  November   1,   1998,  among   PaineWebber
                  Mortgage Acceptance Corporation IV, Empire
                  Funding  Corp.   and  U.S.  Bank  National
                  Association.